____________________




                             ACQUISITION AGREEMENT

                                  BY AND AMONG

                       SENTO TECHNICAL INNOVATIONS, INC.,

                          PC BUSINESS SOLUTIONS, INC.

                                      AND

                              THE SHAREHOLDERS OF
                          PC BUSINESS SOLUTIONS, INC.



                              ____________________

                             ACQUISITION AGREEMENT


     THIS ACQUISITION AGREEMENT, dated as of October 1, 1997 (this "Agreement"), by and among Sento Technical Innovations Corporation, a Utah corporation ("Sento"), PC BUSINESS SOLUTIONS, INC., a California corporation ("PCBS"), and the shareholders of PCBS set forth on the signature page hereof (the "PCBS Shareholders").


                                  WITNESSETH:

     WHEREAS, PCBS is in the business of software and hardware distribution, service and support (the "Business");

     WHEREAS, the PCBS Shareholders are the owners of all of the issued and outstanding shares of the capital stock of PCBS;

     WHEREAS, Sento desires to acquire all of the capital stock of PCBS in exchange solely for 250,000 shares of the voting common stock of Sento, $.25 par value (the "Sento Common Stock"), whereby Sento shall immediately thereafter become the sole shareholder of PCBS;

     WHEREAS, the respective Boards of Directors of Sento and PCBS have approved and adopted this Agreement providing for the acquisition by Sento of all of the capital stock of PCBS and the consummation of the related transactions described in this Agreement (the "Acquisition") in exchange for Sento's issuance of such shares of Sento Common Stock, upon the terms and subject to the conditions set forth in this Agreement;

     WHEREAS, it is the intention of the parties that (i) for United States federal income tax purposes, the Acquisition qualify as a reorganization under
Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) for accounting purposes, the Acquisition shall be recorded as a pooling of interests; and

     WHEREAS, Sento, PCBS and the PCBS Shareholders desire to make certain representations, warranties and agreements in connection with the Acquisition and also to prescribe various conditions to the Acquisition.


                                   AGREEMENT:

     NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties and agreements herein contained, Sento, PCBS and the PCBS Shareholders agree as follows:

     1.   THE ACQUISITION.

          (a) ACQUISITION OF PCBS CAPITAL STOCK. Subject to the terms and conditions of this Agreement, Sento or its designee will acquire all of the issued and outstanding shares of the capital stock of PCBS in exchange solely for shares of Sento Common Stock, as set forth in Section 1(b) below. As contemplated pursuant to Section 11(m) below, Sento may assign its rights to an affiliated entity. Upon such assignment, all rights, duties, interest and obligations of Sento hereunder shall be transferred to Sento's designees and all references to Sento in this Agreement shall be construed to apply to such designee on the same basis as Sento.

          (b) CONSIDERATION. Subject to the provisions of Section 1(c) below, the total consideration to be provided by Sento in exchange for the performance by PCBS and the PCBS Shareholders of their respective obligations under this Agreement, including, without limitation, the transfer to Sento of all of the shares of capital stock of PCBS, subject to all of the terms, covenants, and conditions set forth herein, shall consist of 250,000 shares of Sento Common Stock (the "Shares"). The Shares will be issued and delivered by Sento to each of the PCBS Shareholders in the following amounts: Larry and Karen Pendleton, 125,000 shares; Wayne and Mindy Beckstead, 125,000 shares.

          (c) OFFSET. Within sixty (60) days of the Closing Date (as set forth in Section 2 below), PCBS shall obtain from a reputable certified public accounting firm approved by Sento in advance, an audited balance sheet setting forth the financial condition of PCBS as of December 31, 1996 (the "Audited Balance Sheet"), which Audit Balance Sheet shall be prepared in accordance with generally accepted accounting principles consistently applied ("GAAP"). PCBS Shareholders shall pay the amount for any and all expenses relating to the preparation and auditing of the Audit Balance Sheet that exceeds in aggregate the amount of Five Thousand Dollars ($5,000). In the event that the "PCBS Balance Sheet" (as defined in Section 3(g) below) reveals that the net worth of PCBS (calculated in accordance with GAAP) is more than Five Thousand Dollars ($5,000) less than as set forth on the PCBS Balance Sheet in Schedule 3(g), the number of Shares to be delivered by Sento shall be reduced by an amount equal to the aggregate amount of the difference between the PCBS Balance Sheet as conformed to GAAP and the PCBS Balance Sheet as set forth in Schedule 3(g). For purposes of determining the number of Shares to be subject to the reduction described in the preceding sentence, the value of each Share shall be equal to the closing sale price for the Sento Common Stock, as reported by the National Association of Securities Dealers, Inc. (the "NASD"), as of the Closing Date. Each of Sento, PCBS and the PCBS Shareholders acknowledges and agrees that, to the extent Sento is permitted to reduce the number of Shares as permitted under this Section 1(c), Sento is hereby authorized to instruct the escrow agent acting pursuant to the terms of the "Stock Escrow Agreement" (as defined in Section 2(c) below) to return to Sento a number of Shares equal to the amount of the reduction, which Shares shall be cancelled by Sento and shall not be delivered to the PCBS Shareholders.

          (d) ACCOUNTING FOR TRANSACTION. The Acquisition will be accounted for as a pooling of interests.

          (e) RESTRICTIONS ON TRANSFER OF SHARES. The Shares will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold, transferred, or otherwise disposed of for value unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Each certificate evidencing the Shares shall be stamped or otherwise imprinted with a legend substantially in the following form:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.

     2. CLOSING. The Closing of the Acquisition (the "Closing") shall be on a date and at such time on or prior to October 1, 1997 as the parties may agree (the "Closing Date"), following the satisfaction of every material term, covenant or condition set forth herein that is required to be satisfied prior to Closing. At the Closing,

          (a) the PCBS Shareholders shall transfer and deliver to Sento certificates evidencing all of the issued and outstanding shares of the common stock, no par value, of PCBS (the "PCBS Common Stock"), constituting all of the capital stock of PCBS, Sento shall obtain and possess all rights in respect thereof, and PCBS shall become a wholly-owned subsidiary of Sento;

          (b) Subject to the provisions of the Escrow Agreement described in the following subsection, Sento shall issue and deliver to the PCBS Shareholders, in the amounts set forth in Section 1(b) and through such reasonable procedures as Sento may adopt, certificates evidencing 250,000 shares of Sento Common Stock, constituting all of the Shares;

     (c)Sento and each of the PCBS Shareholders shall execute a Stock Escrow Agreement, substantially in the form of Exhibit 2(c) (the "Stock Escrow Agreement") attached hereto and incorporated herein by this reference, for the purpose of securing the indemnification and restrictive covenant obligations of PCBS and the PCBS Shareholders pursuant to Section 7 and 8, and Sento shall deposit with the escrow agent identified in the Stock Escrow Agreement 25,000 of the Shares, on the terms and subject to the conditions set forth in the Stock Escrow Agreement.

          (d) Sento and Larry Pendleton and Wayne Beckstead shall execute an Employment Agreement, substantially in the form of Exhibit 2(d)(1) and 2(d)(2) attached hereto and incorporated herein by this reference, for the purpose of setting forth the terms and conditions upon which Mr. Pendleton and Mr. Beckstead will be employed by Sento or any of its affiliates, including, without limitation, PCBS, as determined by Sento.

          (e) each of the respective parties hereto shall execute, acknowledge and deliver (or shall cause to be executed, acknowledged and delivered) any and all documents, certificates, opinions, financial statements, schedules, agreements, resolutions, rulings or other instruments required by this Agreement to be so delivered at or prior to the Closing, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby; and

          (f) in addition to the foregoing, each of the parties shall execute and deliver such additional documents as may reasonably be required in order to effectuate the transactions herein contemplated in accordance with the requirements of Section 368(a)(1)(B) of the Code and shall treat such transactions for all tax purposes consistently with the other parties' treatment thereof and with such other characterization as a reorganization under such Code section.
     3. REPRESENTATIONS AND WARRANTIES CONCERNING PCBS. To induce Sento to enter into this Agreement and to complete the Acquisition, except as fully and accurately described in Schedules to be prepared by PCBS and delivered to Sento prior to the execution of this Agreement (the "PCBS Disclosure Schedules"), each of PCBS Shareholders, jointly and severally, represents and warrants that the following statements concerning the affairs of PCBS are true, correct and complete as of the date hereof, and will be true, correct and complete as of the Closing Date.

          (a) ORGANIZATION, STANDING AND QUALIFICATION. PCBS is duly organized, validly existing and in good standing under the laws of the state of California and is authorized and qualified to own and operate its properties and assets and conduct its business in all jurisdictions where such properties and assets are owned and operated and such business conducted. PCBS has all franchises, permits, licenses, and any similar authority necessary for the conduct of the Business as now being conducted by it, except where the lack of such would not materially adversely affect the Business or the financial condition of PCBS. PCBS is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

          (b) CAPITALIZATION; SUBSIDIARIES. The authorized capital stock of PCBS consists solely of 500 shares of PCBS Common Stock, of which 200 shares and no more are issued and outstanding. All of the outstanding shares of PCBS Common Stock were duly authorized and validly issued and are fully paid and nonassessable. There are no outstanding subscriptions, options, warrants, calls, contracts, demands, commitments, convertible securities or other rights, agreements or arrangements of any character or nature whatever relating to the issuance of capital stock or other securities of PCBS. No holder of any security of PCBS is entitled to any preemptive or similar rights to purchase any securities of PCBS. PCBS has no subsidiaries and no other investment in any entity. PCBS is not a participant in any joint venture, partnership or other similar arrangement.

          (c) NO DEFAULTS. PCBS is not in default under or in violation of any provisions of its Articles of Incorporation or Bylaws. PCBS is not in default under or in violation of any restriction, lien, encumbrance, indenture, contract, lease, sublease, loan agreement, note or other obligation or liability relating to the Business. Neither the execution and delivery of this Agreement nor consummation of the transactions contemplated hereby will conflict with or result in a breach of or constitute a default under any provision of the Articles of Incorporation or Bylaws of PCBS, any law, rule, regulation, judgment, decree, order or other requirement, or any restriction, lien, encumbrance, indenture, contract, lease, sublease, loan agreement, note or other obligation or liability to which PCBS is a party or by which it is bound, or to which any of its assets are subject, or result in the creation of any lien or encumbrance upon said assets.

          (d) CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby do not require PCBS or the PCBS Shareholders to obtain any consent, approval or action of, or make any filing with or give notice to any corporation, person or firm or any public, governmental or judicial authority.

          (e) Related-Party Transactions. No employee, officer, director or shareholder of PCBS or member of his or her immediate family is indebted to PCBS, nor is PCBS indebted (or committed to make loans or extend or guarantee credit) to any such individuals. To the knowledge of the PCBS Shareholders, none of such individuals has any direct or indirect ownership interest in any firm or corporation with which PCBS is affiliated or with which PCBS has a business relationship, or any firm or corporation that competes with PCBS. No member of the immediate family of any employee, officer, director or shareholder of PCBS is directly or indirectly interested in any material contract with PCBS.

          (f) COMPLIANCE WITH LAW. To the knowledge of PCBS and the PCBS Shareholders, neither PCBS nor any of its directors, officers, fiduciaries, agents or employees is in violation of any applicable statute, law, rule, regulation or requirement of any governmental authority in any way relating to the Business or PCBS's operations and no material expenditure is or will be required in order to comply with any such statute, law, rule, regulation or requirement. Consummation of the transactions contemplated hereby will be in compliance with all presently applicable laws, rules, regulations and requirements of all governmental authorities without the necessity for any license or permit or other action or permission in the nature thereof, or any registration with, or consent of, any governmental authority.

          (g) FINANCIAL STATEMENTS. The unaudited balance sheet of PCBS, dated as of June 30, 1997 (the "PCBS Balance Sheet"), attached hereto as
     Schedule 3(g), is correct and complete and presents fairly in all material respects the financial condition of PCBS as of such date, and has been prepared in accordance with generally accepted accounting principles ("GAAP"), consistently applied.

          (h) TITLE TO ASSETS. PCBS has good and indefeasible title to and possession of all furniture, machinery, tools, equipment and other tangible assets used by PCBS in the course of conducting the Business (the "PCBS Assets"). Except as set forth in Schedule 3(h), the PCBS Assets are free and clear of all liens, claims, security interests, encumbrances, restrictions and rights, title and interests in others. There are no existing agreements, options or commitments or rights with, to or in any third party to acquire any of the PCBS Assets or PCBS or any interest therein, except for those entered into in the ordinary course of business and not materially adversely affecting the PCBS Assets or property or any other right of PCBS.

          (i) INTELLECTUAL PROPERTY. Except as set forth on Schedule 3(i) of the PCBS Disclosure Schedules, PCBS owns all trade names, trademarks, service marks, copyrights, inventions, software, discoveries, ideas, research, engineering, methods, practices, processes, systems, formulae, designs, drawings, products, projects, improvements, developments, know - how, and trade secrets which are used in the conduct of the Business, whether registered or unregistered (collectively, the "PCBS Intellectual Property"). PCBS created or developed all such PCBS Intellectual Property and such PCBS Intellectual Property is not subject to any restriction, lien, encumbrance, right, title or interest in others. All of such PCBS Intellectual Property that is not in the public domain stand solely in the name of PCBS and not in the name of any shareholder, director, officer, agent, partner or employee of PCBS or any other person, and none of the same has any right, title, interest, restriction, lien or encumbrance therein or thereon or thereto. PCBS's ownership and use of the PCBS Intellectual Property do not and will not infringe upon, conflict with or violate in any material respect any patent, trademark, service mark, copyright, trade secret or other lawful proprietary right of any other party, and no claim is pending or threatened to the effect that the operations of PCBS infringe upon or conflict with the asserted rights of any other person under any proprietary right, and to the knowledge of PCBS and the PCBS Shareholders there is no reasonable basis for any such claim (whether or not pending or threatened). No claim is pending or, to the knowledge of PCBS and the PCBS Shareholders, threatened to the effect that any such PCBS Intellectual Property is invalid or unenforceable by PCBS, and, to PCBS's and the PCBS Shareholders' knowledge, there is no reasonable basis for any such claim (whether or not pending or threatened). PCBS has not been advised, nor, to the knowledge of the PCBS Shareholders, is there any basis for any claim that PCBS's proprietary rights are infringed by proprietary rights of any third party.

          (j) LEASES. PCBS enjoys exclusive, peaceful and undisturbed possession under all leases to which it is a party. All such leases are identified on Schedule 3(j) of the PCBS Disclosure Schedules, are valid and enforceable in accordance with their terms against PCBS and, to the knowledge of PCBS and the PCBS Shareholders, against the other parties thereto, and no party thereto is in default thereunder.

          (k) INVENTORY. All finished goods, raw materials, merchandise, stock in trade, packaging materials, maintenance supplies and other inventory used in the Business (collectively, the "Inventory") are accurately reflected on the PCBS Balance Sheet, were valued at cost (determined on a first-in, first-out basis) or market, whichever is lower, with proper allowances for obsolescence, in accordance with GAAP. Such Inventory consists of items which PCBS reasonably believes are of quality and quantity readily usable or saleable in PCBS's ordinary course of business, except such amounts as have been revised in accordance with GAAP and accurately reflected on the PCBS Balance Sheet.

          (l) LICENSES. Each right or license to use the assets (tangible or intangible) or property of any other party which is material to the operation of the Business (collectively, the "Licenses") is identified on
     Schedule 3(l) of the PCBS Disclosure Schedules. Each License is, and at Closing shall be, in full force and effect and has not been assigned, modified, supplemented or amended, and neither PCBS nor, to the knowledge or PCBS or any PCBS Shareholders, the licensor under any such License is in default under any such License, and, to the knowledge of PCBS and the PCBS Shareholders, no circumstances or state of facts presently exists which, with the giving of notice or passage of time, or both, would permit the licensor under any License to terminate any License.

          (m) MATERIAL CONTRACTS. Other than as disclosed on Schedule 3(m) of the PCBS Disclosure Schedules, PCBS does not have any obligation, contract, agreement, lease, sublease, commitment or understanding of any kind, nature or description that is material to the Business, whether oral or written, fixed or contingent, due or to become due, existing or inchoate.

          (n) NO UNDISCLOSED LIABILITIES. Except as set forth on Schedule 3(n) of the PCBS Disclosure Schedules, there are no material liabilities or obligations of PCBS, including, without limitation, contingent liabilities for the performance of any obligation, except for liabilities or obligations which are fully and accurately disclosed on the PCBS Balance Sheet in accordance with GAAP. Without in any manner limiting the foregoing, all revenues attributable to PCBS's sales of maintenance services have been properly accounted for in accordance with GAAP and all revenues, assets and liabilities attributable to any such contract are accurately reflected on the PCBS Balance Sheet in accordance with GAAP.

          (o) LITIGATION. There are no suits or proceedings at law or in equity, or before or by any governmental agency or arbitrator, pending or threatened, or to the knowledge of PCBS or the PCBS Shareholders, anticipated or contemplated, which in any way materially affect PCBS, and there are no unsatisfied or outstanding judgments, orders, decrees or stipulations which in any way affect PCBS or its properties or assets or to which it is or may become a party. There are no claims against PCBS pending or threatened, or to the knowledge of PCBS or the PCBS Shareholders, anticipated, or contemplated which, if valid, would constitute or result in a breach of any representation, warranty or agreement set forth herein. There are no existing or, to the knowledge of PCBS and the PCBS Shareholders, threatened disputes, grievances, harassment charges, controversies or other employment or labor troubles affecting PCBS.

          (p) TAXES. Except as disclosed in Schedule 3(p) of the PCBS Disclosure Schedules, (i) PCBS has duly filed all federal, state, local and other tax returns and reports required to be filed by PCBS (including sales and use tax returns) on or prior to the date hereof with respect to all taxes withheld by or imposed upon PCBS; (ii) all such returns or reports reflect the liability for such taxes of PCBS as computed therein for the periods indicated, and all taxes shown on such returns or reports and all assessments received by PCBS have been paid, or fully reserved for, to the extent that such taxes have become due; (iii) there are no waivers or agreements by PCBS for the extension of time for the assessment of such taxes; and (iv) there are no material questions of taxation which are, as at the date hereof, the subject of dispute with any taxing authority.

          (q) LABOR AND EMPLOYMENT. Except as disclosed in Schedule 3(q) of the PCBS Disclosure Schedules, PCBS is not a party to any oral or written
     (i) contract for the employment of any officer, director or employee of PCBS which is not terminable on 30 days (or less) notice; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, agreement or arrangement covered by Title IV of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"); (iii) agreement, contract or indenture relating to the borrowing of money; (iv) guarantee of any obligation for the borrowing of money or otherwise; (v) consulting or other similar contract with an unexpired term of more than one year or providing for payments in excess of $10,000 in the aggregate; (vi) collective bargaining agreement; or
     (vii) agreement with any present or former officer, director or employee of PCBS. PCBS does not have, except as may be required by law, any obligation or commitment to provide medical, dental or life insurance benefits to or on behalf of any of its employees who may retire or any of its former employees who have retired from employment with PCBS, including those receiving disability benefits. The PCBS Balance Sheet fully and accurately reflects, in accordance with GAAP, all employment or labor-related obligations and liabilities of PCBS and all such obligations and liabilities relating to the Business.

          (r) ENVIRONMENTAL MATTERS. Except to the extent, if any, that would not have a material adverse effect on PCBS, (i) PCBS has not received notice of any violation of or investigation relating to any federal, state, provincial or local environmental or pollution law, regulation, or ordinance with respect to assets now or previously owned or operated by PCBS that has not been fully and finally resolved; (ii) all permits, licenses and other authorizations which are required under federal, state, provincial and local laws with respect to pollution or protection of the environment ("Environmental Laws") relating to assets now owned or operated by PCBS or any of its subsidiaries, including Environmental Laws relating to actual or threatened emissions, discharges or releases of pollutants, contaminants or hazardous or toxic materials or wastes ("Pollutants"), have been obtained and are effective, and, with respect to assets previously owned or operated by PCBS, were obtained and were effective during the time of PCBS's operation; (iii) to the knowledge of PCBS and the PCBS Shareholders, no conditions exist on, in or about the properties now or previously owned or operated by PCBS or any third-party properties to which any Pollutants generated by PCBS were sent or released that could give rise on the part of PCBS to liability under any Environmental Laws, claims by third parties under Environmental Laws or under common law or the occurrence of costs to avoid any such liability or claim; and (iv) to the knowledge of PCBS and the PCBS Shareholders, all operators of PCBS's assets are in compliance with all terms and conditions of such Environmental Laws, permits, licenses and authorizations, and are also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in such laws or contained in any regulation, code, plan, order, decree, judgment, notice or demand letter issued, entered, promulgated or approved thereunder, relating to PCBS's assets.

          (s) NO ADVERSE CHANGE. Since the date of the PCBS Balance Sheet, there has not been with respect to the Business:

               (i) except as set forth in Schedule 3(s)any material adverse change in the Business or the properties, assets or prospects of PCBS or, to the knowledge of PCBS and the PCBS Shareholders, are any such changes threatened, anticipated or contemplated;

               (ii) any actual or, to the knowledge of PCBS and the PCBS Shareholders, threatened, anticipated or contemplated damage, destruction, loss, conversion, termination, cancellation, default or taking by eminent domain or other action by any governmental authority, which has affected or may hereafter materially affect the Business or the properties, assets or prospects of PCBS;

               (iii) any material and adverse dispute pending or threatened, or, to the knowledge of PCBS and the PCBS Shareholders, anticipated or contemplated of any kind with any customer, supplier, source of financing, employee, landlord, subtenant or licensee of PCBS which has not been disclosed in writing to Sento, or any pending or threatened, or, to the knowledge of PCBS or the PCBS Shareholders, anticipated or contemplated occurrence or situation of any kind, nature or description which is reasonably likely to result in any material reduction in the amount, or any change in the terms or conditions, of business with any substantial customer, supplier or source of financing;

               (iv) any pending, threatened or contemplated occurrence or situation of any kind, nature or description peculiar to the Business and materially and adversely affecting PCBS's properties, assets or prospects; or

               (v) except as set forth on Schedule 3(s) of the PCBS Disclosure Schedules, any reduction of capital, redemption of stock or dividend or distribution with respect to stock, by PCBS.

          (t) ACCURACY OF INFORMATION FURNISHED. Neither PCBS nor any of the PCBS Shareholders has made any material misstatement of fact or omitted to state any material fact necessary or desirable to make complete, accurate and not misleading the representations, warranties and agreements set forth herein, or in any exhibit or schedule hereto or certificate or other document furnished in connection herewith.

     4. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE PCBS SHAREHOLDERS. The consummation of the Acquisition constitutes the offer and sale of securities under the Securities Act and applicable state statutes. Such transactions shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes which depend, among other items, on the circumstances under which the PCBS Shareholders acquire such securities.

          (a) In order to provide documentation for reliance upon exemptions from the registration and prospectus delivery requirements for such transactions, the execution of this Agreement by each of the PCBS Shareholders shall constitute his or her affirmation and acceptance of, and concurrence in, the following representations and warranties:

               (i) Such PCBS Shareholder acknowledges that neither the Securities and Exchange Commission (the "SEC") nor the securities commission of any state or other federal agency has made any determination as to the merits of acquiring the Shares, and that this transaction involves certain risks.

               (ii) Such PCBS Shareholder (A) has such knowledge and experience in business and financial matters that he or she is capable of evaluating Sento and its business operations and (B) understands the risks related to the consummation of the transactions contemplated hereby.

               (iii) Such PCBS Shareholder has been provided with a copy of this Agreement and exhibits and schedules attached hereto, plus all materials and information requested by such shareholder or his or her representative, including any information requested to verify any information furnished (to the extent such information is available or can be obtained without unreasonable effort or expense), and such shareholder has been provided the opportunity for direct communication between Sento and its representatives and such shareholder and his or her representatives regarding the transactions contemplated hereby.

               (iv) All information which such PCBS Shareholder has provided to Sento or its agents or representatives concerning such PCBS Shareholder's suitability to hold shares of Sento Common Stock following the transactions contemplated hereby is complete, accurate, and correct.

               (v) Such PCBS Shareholder has not offered or sold any securities of Sento or interest in this Agreement and has no present intention of dividing the Shares or the rights under this Agreement with others or of reselling or otherwise disposing of any portion of such Shares or rights, either currently or after the passage of a fixed or determinable period of time or on the occurrence or nonoccurrence of any predetermined event or circumstance.

               (vi) Such PCBS Shareholder was at no time solicited by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement or any other form of general advertising or solicitation in connection with the offer, sale or purchase of the Shares through this Agreement.

               (vii) Such PCBS Shareholder has adequate means of providing for his or her current needs and possible personal contingencies and has no need now, and anticipates no need in the foreseeable future, to sell the Shares which the undersigned will receive. Such PCBS Shareholder is able to bear the economic risks of this investment, and consequently, without limiting the generality of the foregoing, is able to hold the Shares to be received in connection with the Acquisition for an indefinite period of time and has a sufficient net worth to sustain a loss of the entire investment, in the event such loss should occur.

               (viii)Such PCBS Shareholder is (a) at least 21 years of age and
          (b) a bona fide permanent resident of and is domiciled in the state indicated on the signature page hereof, and has no present intention of becoming a resident of any other state or jurisdiction.

               (ix) Such PCBS Shareholder understands that the Shares have not been registered, but are being acquired by reason of a specific exemption under the Securities Act as well as exemptions under certain state statutes and that any disposition of the Shares acquired in connection with the Acquisition may, under certain circumstances, be inconsistent with these exemptions and may cause the undersigned to be deemed an "underwriter" within the meaning of the Securities Act. Such PCBS Shareholder understands that the definition of "underwriter" arises out of the concept of "distribution" and that any subsequent disposition of the subject Shares can only be effected in transactions which are not considered distributions.

               (x) Such PCBS Shareholder acknowledges that the Shares must be held and may not be sold, transferred, or otherwise disposed of for value unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Sento is under no obligation to register the Shares to be acquired by the PCBS Shareholders in connection with the Acquisition under the Securities Act. Sento's registrar and transfer agent will maintain stop transfer orders against the transfer of the Shares to be obtained by the PCBS Shareholders in connection with the Acquisition, and the certificates representing such Shares will bear a legend in substantially the form set forth in Section 1(e).

               (xi) Sento may refuse to effect transfers of the Shares in the absence of compliance with Rule 144 promulgated under the Securities Act unless the holder furnishes Sento with a "no-action" or interpretive letter from the SEC or an opinion of counsel reasonably acceptable to Sento stating that the transfer is proper. Further, unless such interpretive letter or opinion states that the Shares are free of any restrictions under the Securities Act, Sento may refuse to transfer the Shares to any transferee who does not furnish in writing to Sento the same representations and agree to the same conditions with respect to such Shares as set forth herein. Sento may also refuse to transfer the Shares if any circumstances are present reasonably indicating that the transferee's representations are not accurate.

          (b) Each of the PCBS Shareholders, for the purpose of inducing Sento to enter into this Agreement, consummate the Acquisition and complete the other transactions contemplated hereby, represents and warrants to, and covenants with, Sento as follows:

               (i) such PCBS Shareholder is the legal and beneficial owner of the number of shares of PCBS Common Stock set forth below his or her name on the signature page hereof, and all such shares are owned by such PCBS Shareholder free and clear of any lien, security interest, charge, encumbrance, pre-emptive right or other restriction whatsoever;

               (ii) such PCBS Shareholder has not sold, transferred or delivered any interest in the shares of PCBS Common Stock to be transferred to Sento pursuant to the terms of this Agreement, there are no outstanding options, warrants or other rights to purchase, or claims against, such shares of PCBS Common Stock to be transferred by such PCBS Shareholder and, upon delivery of such shares of PCBS Common Stock to Sento, Sento will acquire good and marketable title to such shares, free and clear of any lien, claim, demand, encumbrance, security interest, community property right or restriction on transfer.

               (iii) such PCBS Shareholder has not elected to exercise dissenters' rights in connection with the Acquisition and such PCBS Shareholder shall not elect to do so subsequent to the execution of this Agreement;

               (iv) such PCBS Shareholder is not required to obtain any consent, approval or authorization or to make any filing with, any governmental authority or any other person in connection with the execution of this Agreement and the consummation of the Acquisition and the other transactions contemplated hereby;

               (v) the execution of this Agreement by such PCBS Shareholder and the consummation of the Acquisition and the other transactions contemplated hereby will not violate, conflict with, result in a breach of, or constitute a default under, any order of any governmental authority or any provision of any indenture, mortgage, contract, instrument or other agreement to which such PCBS Shareholder is a party or by which he or she is bound.

          (c) In order to more fully document reliance on the exemptions, representations, warranties and covenants as provided herein, the PCBS Shareholders shall execute and deliver to Sento such letters of representation, acknowledgment, suitability or the like, as Sento and its counsel may reasonably request in connection with reliance on exemptions from registration under such securities laws and confirmation of the foregoing representation, warranties and covenants.

          (d) Each of the PCBS Shareholders acknowledges that the basis for relying on exemptions from registration or qualification under federal and state securities laws are factual, depending on the conduct of the various parties, and that no legal opinion or other assurance will be required or given to the effect that the transactions contemplated hereby are in fact exempt from registration or qualification.

     5. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF SENTO. Sento represents and warrants that:

          (a) ORGANIZATION STANDING AND QUALIFICATION. Sento is duly organized and validly existing and in good standing under the laws of the State of Utah, and is authorized and qualified to own and operate its properties and assets and conduct its business in all jurisdictions where such properties and assets are owned and operated and such business conducted, except where failure to so qualify would not have a material adverse effect on the business or financial condition of Sento.

          (b) AUTHORITY. Sento has full right, power and authority to execute, deliver and perform the terms of this Agreement. This Agreement has been duly authorized by Sento and constitutes a binding obligation of Sento enforceable in accordance with its terms.

          (c) SENTO COMMON STOCK. The Sento Common Stock issued to pursuant to this Agreement will be duly authorized, validly issued and fully paid and non-assessable.

          (d) SEC DOCUMENTS. To the best knowledge of Sento, Sento has timely filed with the SEC all required documents, and will timely file all required SEC documents between the date hereof and the Closing (all such documents are collectively referred to as the "Sento SEC Documents"). As of their respective dates, the Sento SEC Documents complied or will comply in all material respects with the requirements of the Securities Act or the Securities Exchange Act of 1934, as the case may be, and none of the Sento SEC Documents contained or will contain any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of Sento included or to be included in the Sento SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP (except, in the case of the unaudited statements, as permitted by Form 10-QSB of the SEC) applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto) and fairly present the consolidated financial position of Sento and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and statements of cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments and to any other adjustments described therein).

     6.   CONDITIONS OF PERFORMANCE.

          (a) SENTO'S CONDITIONS. The obligation of Sento to consummate this Agreement is subject to the satisfaction at the Closing, or waiver by Sento in writing, of each of the following conditions:

               (i) At the Closing Date, no governmental agency or body, or other person or entity, shall have instituted or threatened any action to restrain or prohibit any of the transactions contemplated by this Agreement;

               (ii) The representations and warranties of PCBS and the PCBS Shareholders contained in this Agreement or in any certificate or document delivered to Sento pursuant hereto shall be deemed to have been made again at the Closing and shall then be true in all material respects; PCBS and the PCBS Shareholders shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing; neither PCBS nor the PCBS Shareholders shall be in default under any of the provisions of this Agreement; and Sento shall have been furnished with one or more closing certificates of PCBS dated as of the Closing date, in substantially the form of Schedule 6(a)(ii) certifying (A) to the fulfillment of the conditions set forth in this
          Section 6(a)(ii) and the due performance of such covenants and agreements, (B) except as set forth in Schedule 3(s) that no material change has occurred in PCBS's business, affairs, operations, properties, assets or condition since the date of the PCBS Balance Sheet, (C) that the representations and warranties set forth in this Agreement are true and correct as of Closing, and (D) that neither PCBS nor any of the PCBS Shareholders is a party to any litigation or has knowledge of any claim, brought or threatened, seeking to recover damages or to prevent PCBS from continuing to use PCBS assets or to conduct business in the manner as the same were used or conducted prior thereto, and which litigation or claim is likely to result in any judgment, order, decree or settlement which will materially and adversely affect the financial condition or business of PCBS;

               (iii) PCBS and the PCBS Shareholders shall have executed and delivered such other documents, instruments, certificates or agreements as shall be reasonably necessary to consummate this transaction, including, without limitation, the Stock Escrow Agreement and the employment agreement described in Section 2.

               (iv) PCBS's Board of Directors and the holders of all of the outstanding shares of PCBS Common Stock shall have approved the execution and delivery of this Agreement and no holder of outstanding shares of PCBS Common Stock shall have asserted rights to receive payment for his or her shares pursuant to the provisions of the California Statute;

               (v) Sento's Board of Directors shall have approved the execution and delivery of this Agreement; and

               (vi) All proceedings taken in connection with the transactions contemplated herein and all instruments and documents required in connection therewith or incident thereto shall be satisfactory in form to Kimball, Parr, Waddoups, Brown & Gee, legal counsel for Sento.

          (b) PCBS CONDITIONS. The obligation of PCBS to consummate this Agreement is subject to the satisfaction at the Closing, or waiver by PCBS in writing, of each of the following conditions:

               (i) The representations and warranties of Sento contained in this Agreement or in any closing certificate or document delivered to PCBS pursuant hereto shall be deemed to have been made again at the Closing and shall then be true in all material respects; Sento shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing;

               (ii) Sento shall have executed and delivered such other documents, instruments, certificates or agreements as shall be reasonably necessary to consummate this transaction;

     7.   INDEMNIFICATION.

          (a) Subject to the limitations set forth in Section 7(c) below, PCBS and each PCBS Shareholder jointly and severally agrees to indemnify, defend and hold Sento and its officers, directors, employees and agents harmless from any and all claims, liabilities, lawsuits, demands, actions, damages and expenses (including reasonable attorneys' fees) arising from or out of any breach of the agreements, covenants, representations or warranties of PCBS and the PCBS Shareholders contained in this Agreement. As security for the obligations of PCBS and the PCBS Shareholders pursuant to this Section 7(a), at the Closing Sento and the PCBS Shareholders shall enter into the Stock Escrow Agreement, pursuant to which ten percent (10%) of the total number of Shares shall be available for a period of twelve
     (12) months for satisfaction of any claims of Sento under this Section 7(a). For purposes of this Section 7, the value of any Shares shall be the closing sale price of the Sento Common Stock, as reported by the NASD, on the Closing Date. Except as provided in Section 7(c) below, this indemnity shall continue in full force and effect subsequent to and notwithstanding the expiration or termination of this Agreement or the Stock Escrow Agreement.

          (b) Sento agrees to indemnify, defend and hold PCBS and the PCBS Shareholders harmless from any claims, liabilities, lawsuits, demands, actions, damages and expenses (including reasonable attorneys' fees) arising from or out of any breach of the agreements, covenants, representations or warranties of Sento contained in this Agreement. This indemnity shall continue in full force and effect subsequent to and notwithstanding the expiration or termination of this Agreement.

          (c) Notwithstanding the provisions of Sections 7(a) and (b)above, Sento, PCBS and the PCBS Shareholders agree that the following provisions shall limit, the indemnification obligations set forth in Section 7(a) above: (i) except with respect to claims, liabilities, lawsuits, demands, actions, damages and expenses described in Section 7(c)(iii) below, the maximum aggregate monetary amount for which each PCBS Shareholder shall be liable to Sento in connection with the indemnification obligations set forth in Section 7(a) shall be limited to the value of the Shares received by such PCBS Shareholder in connection with the Acquisition; (b) except with respect to claims, liabilities, lawsuits, demands, actions, damages and expenses described in Section 7(c)(iii) below, the indemnification obligations of PCBS, the PCBS Shareholders and Sento set forth in this
     Section 7 shall terminate on the third anniversary of the Closing Date; and (iii) the limitations described in Sections 7(c)(i) and (ii) above shall not apply and, notwithstanding the occurrence of the third anniversary of the Closing Date, each PCBS Shareholder shall be liable for the full amount of any and all claims, liabilities, lawsuits, demands, actions, damages and expenses resulting from (A) any fraudulent conduct of such PCBS Shareholder and (B) any representation made by the PCBS Shareholder which the PCBS Shareholder knows or has reason to know is false or misleading at the time such representation is made or at the Closing Date.

     8.   RESTRICTIVE COVENANTS.

          (a) PROPRIETARY INFORMATION. Each PCBS Shareholder acknowledges that his or her relationship with PCBS has created and may hereafter create a relationship of confidence and trust with respect to information of a confidential or secret nature that may be disclosed to him or her by PCBS that relates to the business of PCBS or to the business of any affiliate, customer, or supplier of PCBS (collectively, the "Proprietary Information").

          Such Proprietary Information includes, but is not limited to, any information regarding inventions, marketing plans, product plans, business strategies, financial information, forecasts, personnel information, customer lists, software, hardware, processes, formulas, development or experimental work, work in process, business, trade secrets, or any other secret or confidential matter relating to the Business or any products, projects, programs, sales, customer lists, price lists, or data of PCBS which is not generally known to the public. At all times hereafter, each PCBS Shareholder will keep all such Proprietary Information in confidence and trust, and will not use or disclose any of such Proprietary Information (except as may be required by law or to legal counsel or accountants) without the prior written consent of Sento, except as may be necessary to perform any duties he or she may now or hereafter have as an employee of Sento. Each PCBS Shareholder further agrees that at the Closing, and subsequently upon Sento's request or at the time of the termination of the PCBS Shareholder's employment (if any) with PCBS or Sento, as the case may be, the PCBS Shareholder will deliver to Sento, and shall not retain for his or her own or others' use, any and all documents and any other materials and all copies thereof relating to his or her work, the Business and PCBS's products, projects, programs and prospects of which the PCBS Shareholder had knowledge, or which contain any Proprietary Information.

          (b) PUBLICITY. PCBS and each PCBS Shareholder agree not to disclose to any person or entity, (except as may be required by law or to legal counsel or accountants) without the prior written consent of Sento, any of the terms of this Agreement at any time prior to Closing or thereafter, except as may be necessary for the performance of their obligations hereunder or the operation of PCBS in the ordinary course of business. Sento shall disclose and publicize this transaction in a press release the content of which shall be reasonably satisfactory to PCBS or as required by law.

          (c) NON COMPETITION. Without the prior written consent of Sento, from and after the Closing and for a period of two (2) years thereafter, each PCBS Shareholder agrees not to engage in any Competitive Business (as defined below) anywhere in the United States of America. As used herein, the term "Competitive Business" means the Business or any other business activity which would compete with the Business and shall include participation as an owner, shareholder, partner or in any other capacity or solicitation of any officer or other employee of Sento to terminate his or her employment relationship with Sento or solicitation of any customer of Sento to divert to any entity or person the business of such customer.


          (d) SECURITY. As security for the obligations of PCBS and the PCBS Shareholders pursuant to this Section 8, at the Closing Sento and the PCBS Shareholders shall enter into the Stock Escrow Agreement, pursuant to which the Shares shall be available for a period of twelve (12) months for satisfaction of any claims of Sento under this Section 8. The value of any Shares delivered in satisfaction of such claims shall be equal to the closing sale price of the shares of Sento Common Stock, as reported by the NASD, on the Closing Date.

     9.   OTHER COVENANTS OF PCBS AND THE PCBS SHAREHOLDERS.

          (a) FURTHER ACTIONS. PCBS and each of the PCBS Shareholders warrant and agree that all present shareholders, directors and officers of PCBS will from time to time hereafter execute whatever minutes of meetings or other instruments and take whatever actions Sento may reasonably deem necessary or desirable to effect, or to carry out the intent and purposes of the transactions contemplated hereby.

          (b) EXPENSES. The PCBS Shareholders shall pay the amount for any and all expenses relating to the preparation and auditing of the December 31, 1996 Balance Sheet that exceeds in aggregate the amount of Five Thousand Dollars ($5,000). All legal and other transactional fees and expenses incurred by PCBS and the PCBS Shareholders in connection with the negotiation and execution of this Agreement and the consummation of the various transactions contemplated hereby, including, without limitation, fifty percent (50%) of all fees and expenses relating to the preparation of the escrow agent under the Stock Escrow Agreement, shall be paid by the PCBS Shareholders and, to the extent any such fees or expenses are paid by Sento, the PCBS Shareholders shall reimburse Sento for the full amount of such fees and expenses.

     10.  TERMINATION AND AMENDMENT.

          (a) PRE-CLOSING. This Agreement may be terminated by Sento or PCBS at any time prior to the time fixed for Closing in Section 2 hereof upon written notice to the other parties:

               (i) If any material representation, warranty, agreement or condition of this Agreement to be complied with or performed by PCBS or the PCBS Shareholders (in the case of Sento) or Sento (in the case of PCBS) on or before the Closing shall not have then been complied with or performed in some material respect and such material noncompliance or nonperformance shall not have been waived by the party giving notice of termination or shall not have been cured by the defaulting party, or cure thereof commenced and diligently prosecuted thereafter by such party within ten (10) days after written notice of such material noncompliance or nonperformance is given by the non-defaulting party;

               (ii) If any governmental action is commenced to prevent the consummation of the transactions contemplated hereby; or

               (iii)     By mutual consent of the parties.

          (b) WAIVER. Any representations, warranties, agreements or conditions of this Agreement may be waived at any time by the party entitled to the benefit thereof by action taken and evidenced by a written waiver executed by any such party.

     11.  MISCELLANEOUS.

          (a) BROKERS. Each of Sento, PCBS and the PCBS Shareholders agrees that there were no finders or brokers involved in bringing the parties together or who were instrumental in the negotiation, execution or consummation of this Agreement to whom either Sento, PCBS or any PCBS Shareholder is obligated to pay any compensation.

          (b) NO REPRESENTATION REGARDING TAX TREATMENT. No representation or warranty is being made or legal opinion given by any party to any other regarding the treatment of this transaction for federal, state or foreign income taxation. Although this transaction has been structured in an effort to qualify for treatment under Section 368(a)(1)(B) of the Code, there is no assurance that any part of this transaction in fact meets the requirements for such qualification. Each party has relied exclusively on its own legal, accounting, and other tax advisers regarding the treatment of this transaction for federal, state and foreign income tax purposes and on no representation, warranty or assurance from any party hereto that this transaction in fact meets the requirements for such qualification.

          (c) GOVERNING LAW. This Agreement shall be governed by, enforced and construed under and in accordance with the laws of the United States of America and, with respect to matters of state law, with the laws of the State of Utah, without reference to conflicts of law.

          (d) NOTICES. Any notices or other communications to any party required or permitted hereunder shall be sufficiently given if personally delivered, if sent by facsimile or telecopy transmission or other electronic communication confirmed by registered or certified mail, postage prepaid, or if sent by prepaid overnight courier addressed as follows:

          If to Sento, to:         Sento Technical Innovations, Inc.
                                   Attn: Robert K. Bench
                                   311 North State Street
                                   P.O. Box 1970
                                   Orem, Utah 84059

          If to PCBS, to:          PC Business Solutions, Inc.
                                   Attn: Larry W. Pendleton
                                   280 North Benson Ave, Ste 6,
                                   Upland, CA  91786

          If to the PCBS Shareholders, to:   Attn: Larry and Karen Pendleton
                                             11146 Pacific Street
                                             Alta Loma, CA  91701

                                             Attn: Wayne and Mindy Beckstead
                                             1938 Belmar Way
                                             Upland,  CA   91784

     or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered or sent by facsimile or telecopy transmission or other electronic communication, or one day after the date so sent by overnight courier.

          (e) ATTORNEYS' FEES. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the non-breaching party or parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

          (f) THIRD-PARTY BENEFICIARIES. This contract is solely between Sento, PCBS and the PCBS Shareholders and, except as specifically provided in Section 7, no director, officer, stockholder, employee, agent, independent contractor or any other person shall be deemed to be a third party beneficiary of this Agreement.

          (g) ENTIRE AGREEMENT. This Agreement represents the entire agreement between the parties relating to the subject matter hereof. All previous agreements between the parties, whether written or oral, have been merged into this Agreement. This Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understandings, agreements, representations, or warranties, written or oral, except as set forth herein.

          (h) COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

          (i) AMENDMENT OR WAIVER. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance thereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

          (j) INTERPRETATION: HEADINGS, REFERENCES AND KNOWLEDGE. The article, section and subsection headings of this Agreement are for convenience only, shall not be deemed part of this Agreement, and in no way define, limit, augment, extend or describe the scope, content or intent of any provision of this Agreement. References in this Agreement to articles, sections and subsections shall refer to the articles, sections and subsections of this Agreement unless expressly indicated otherwise. Whenever any representation in this Agreement is made to the "knowledge" of any party, it shall be deemed to be a representation as to the actual knowledge of the party and the knowledge reasonably expected to be possessed by the party.

          (k) SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made by Sento, PCBS and the PCBS Shareholders in this Agreement, or in any certificate, schedule, exhibit, statement or document or instrument furnished hereunder or in connection with the negotiation, execution and performance of this Agreement shall survive the Closing.

          (l) SEVERABILITY. If any term or provision of this Agreement, including the schedules and exhibits hereto, or the application thereof to any person, property or circumstances, shall to any extent be invalid or unenforceable, the remainder of this Agreement, including the schedules and exhibits or the application of such term or provision to persons, property or circumstances other than those as to which it is invalid and unenforceable, shall not be affected thereby, and each term and provision of this Agreement and the exhibits shall be valid and enforced to the fullest extent permitted by law.

          (m) ASSIGNMENT. Sento, in its absolute discretion, may assign all of its rights, duties, obligations and interest under this Agreement to any existing or future affiliate of Sento, including, without limitation, Spire Technologies, Inc., Dew Point Distributed Solutions Inc. and Spire Systems Inc.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                         "Sento"
                                   SENTO TECHNICAL INNOVATIONS CORPORATION,
                                        a Utah corporation


                                   By   /s/ Robert K. Bench
                                        -------------------
                                   Its    President



                         "PCBS"
                                   PC BUSINESS SOLUTIONS, INC.,

                                        a California corporation




                                   By    /s/ Larry W. Pendleton
                                         ----------------------
                                   Its     President



                         "PCBS Shareholders"





                                   /s/ Larry W. Pendleton
                                   ----------------------

                                   Larry Pendleton, an individual

                                   100 shares PCBS Common Stock in joint
                                   ownership with Karen Pendleton

                                   State of Residence: California





                                   /s/ Karen Pendleton
                                   -------------------

                                   Karen Pendleton, an Individual

                                   100 shares PCBS Common Stock in joint
                                   ownership with Larry Pendleton

                                   State of Residence: California





                                   /s/ Wayne Beckstead
                                   -------------------

                                   Wayne Beckstead, an individual

                                   100 shares PCBS Common Stock in joint
                                   ownership with Mindy Beckstead

                                   State of Residence: California





                                   /s/ Mindy Beckstead
                                   -------------------

                                   Mindy Beckstead, an Individual

                                   100 shares PCBS Common Stock in joint
                                   ownership with Wayne Beckstead

                                   State of Residence: California